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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   October 3, 1997
                                                -------------------------------



                                 Travelers Group Inc.
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                (Exact name of registrant as specified in its charter)


    Delaware                   1-9924                 52-1568099
    ---------------          ------------             -------------------
    (State or other          (Commission              (IRS Employer
    jurisdiction of          File Number)             Identification No.)
    incorporation)

              388 Greenwich Street, New York, New York         10013
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                (Address of principal executive offices)    (Zip Code)

                                    (212) 816-8000
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                 (Registrant's telephone number, including area code)


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                                TRAVELERS GROUP INC.
                             Current Report on Form 8-K

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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         Exhibits:

         Exhibit No.    Description
         -----------    -----------

         1.01 Underwriting Agreement Basic Provisions, dated May 22, 1997, incorporated by reference to Exhibit 1.01 to the Company's Current Report on Form 8-K dated June 11, 1997.

         1.02 Terms Agreement, dated October 3, 1997, among the Company and Smith Barney Inc., Lehman Brothers Inc., Morgan Stanley & Co. Incorporated and Salomon Brothers Inc, as Underwriters, relating to the offer and sale of 4,000,000 Depositary Shares, each representing 1/5th of a share of 5.864% Cumulative Preferred Stock, Series M, $1.00 par value per share.

         4.01 Certificate of Designation of 5.864% Cumulative Preferred Stock, Series M, of the Registrant, dated October 7, 1997.

         4.02 Form of share certificate for the Registrant's 5.864% Cumulative Preferred Stock, Series M, par value $1.00 per share.


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                                      SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  October 3, 1997                     TRAVELERS GROUP INC.



                                            By  /s/ Robert Matza
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                                                 Robert Matza
                                                 Vice President and Treasurer


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